Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Tiger Renewable Energy Ltd. (the “Registrant”) on Form 10-KSB/A for the period ending January 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michel St-Pierre, Chief Financial Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 22, 2008	By:	/s/ Michel St-Pierre
Name: Michel St-Pierre Title: Chief Financial Officer